SECURITIES ACT OF 1933 FILE NO:     (IF APPLICATION TO DETERMINE
ELIGIBILITY OF TRUSTEE FOR DELAYED OFFERING PURSUANT TO SECTION
305(b)(2)

      _________________________________________________________________
      ________________________________________________________________

                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549

                        ____________________________

                                  FORM T-1

         STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER THE TRUST
              INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED
                              TO ACT AS TRUSTEE

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
             OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) _______

                       _______________________________

                  RHODE ISLAND HOSPITAL TRUST NATIONAL BANK
             (Exact name of Trustee as specified in its charter)

                                 05-0318903
                    (I.R.S. Employer Identification No.)

One Hospital Trust Plaza, Providence, RI                02903
(Address of principal executive offices)              (Zip Code)

                    c/o The First National Bank of Boston
                 Gary A. Spiess, Cashier and General Counsel
                       100 Federal Street, 24th Floor,
Boston, Massachusetts 02110 (617)434-2870
                           _______________________

                      The Narragansett Electric Company
             (Exact name of obligor as specified in its charter)

     Rhode Island                                      05-0187805
(State or other jurisdiction of                     (I.R.S. Employer
 incorporation or organization)                     Identification No.)

280 Melrose Street, Providence, RI                  02901 (Zip Code)
(Address of principal executive offices)

                    First Mortgage Bonds, Series , %, Due
                       (Title of Indenture Securities)

         ___________________________________________________________
         ___________________________________________________________

1.    General Information.

      Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

            Comptroller of the Currency of the United States, Washington D.C.
            Board of Governors of the Federal Reserve System,
            Washington D.C.
            Federal Deposit Insurance Corporation, Washington, D.C.

      (b) Whether it is authorized to exercise corporate trust powers.

            Trustee is authorized to exercise corporate trust powers.

2.    Affiliations with Obligor and Underwriters.

      If the obligor or any underwriter for the obligor is an affiliate of the trustee, describe each such affiliation.

            None with respect to the Trustee.
            (See Notes on page 2)
            None with respect to Bank of Boston Corporation.

3. through 15.  Not applicable

16.  List of Exhibits.

Exhibits identified in parentheses below are incorporated herein by reference as exhibits hereto.

List below all exhibits filed as part of this statement of eligibility and qualification.

1. A copy of the articles of association of the trustee as now in effect.

    A certified copy of the Articles of Association of the trustee. (Exhibit 1 to Form T-1, Registration Statement No. 33-2344).

2. A copy of the certificate of authority of the trustee to commence business, if not contained in the articles of association.

    (a) A copy of the certificate of the Comptroller of the Currency dated May 26, 1969, evidencing authority of Rhode Island Hospital Trust National Bank to commence business. (Exhibit 2 to Form T-1, Registration Statement No. 2-36398).

    (b) A copy of the certificate of said Comptroller dated May 26, 1969, evidencing approval of the merger of Rhode Island Hospital Trust Company into Rhode Island Hospital Trust National Bank effective as of the close of business May 29, 1969. (Exhibit 2 to form T-1, Registration Statement No. 2-36398).

3. A copy of the authorization of the trustee to exercise corporate trust powers, if such authorization is not contained in the documents specified in paragraph (1) or (2) above.

    A copy of certificate of said Comptroller dated May 26, 1969, evidencing authority of Rhode Island Hospital Trust National
    Bank to exercise corporate trust powers (Exhibit 3 to form T-1, Registration Statement No. 2-36398).

4. A copy of the existing by-laws of the trustee, or instruments corresponding thereto.

    A copy of the By-Laws of the trustee is attached hereto and made a part hereof.

5. The consent of the trustee required by Section 321(b) of the Act.

    The consent of the trustee required by Section 321(b) of the Act is annexed hereto and made a part hereof.

6. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.


    A copy of the latest report of condition of the trustee published pursuant to law or the requirement of its supervising or examining authority is annexed hereto as Exhibit 7 and made a part hereof.

                                                          Exhibit 4





















                                   BY-LAWS

                                     OF

                  RHODE ISLAND HOSPITAL TRUST NATIONAL BANK

                              _________________

                          Revised to April 29, 1992

                                   BY-LAWS

                                     OF

                  RHODE ISLAND HOSPITAL TRUST NATIONAL BANK

                           _______________________

                              TABLE OF CONTENTS

                                  ARTICLE I

                          MEETINGS OF SHAREHOLDERS


                                                                    PAGE
                                                                    _____

      SECTION 1.    Place of Meeting............................1
      SECTION 2.    Annual Meetings.............................1
      SECTION 3.    Special Meetings............................2
      SECTION 4.    Notices of Meetings.........................2
      SECTION 5.    Quorum......................................2
      SECTION 6.    Organization................................2
      SECTION 7.    Voting......................................2
      SECTION 8.    Action Without a Meeting....................3


                                 ARTICLE II

                             BOARD OF DIRECTORS

      SECTION 1.    General Powers..............................3
      SECTION 2.    Number, Qualification, Election and Term of
                    Office......................................3
      SECTION 3.    Quorum and Manner of Acting.................4
      SECTION 4.    Organization Meeting........................4
      SECTION 5.    Regular Meetings............................4
      SECTION 6.    Special Meetings............................5
      SECTION 7.    Notices of Meetings.........................5
      SECTION 8.    Organization of Meetings....................5
      SECTION 9.    Order of Business...........................5
      SECTION 10.   Resignation................................ 6
      SECTION 11.   Vacancies...................................6
      SECTION 12.   Fees and Expenses of Directors..............6
      SECTION 13.   Validity of Acts of Directors...............6
      SECTION 14.   Action by Directors Without a Meeting.......6
      SECTION 15.   Transactions with the Bank..................7

                                 ARTICLE III

                                 COMMITTEES

                                                                     PAGE
                                                                     _____

      SECTION 1.    Executive Committee..........................7
      SECTION 2     Audit Committee..............................8
      SECTION 3.    Trust Committee..............................9
      SECTION 4.    Community Investment Committee..............10
      SECTION 5.    Other Committees............................10
      SECTION 6.    Changes in Committee Membership and
                    Filling Vacancies...........................11
      SECTION 7.    Records of Committee Action and
                    Board of Directors' Approval................11
      SECTION 8.    Committee Proceedings.......................11
      SECTION 9.    Action of Committees without a Meeting......11
      SECTION 10.   General Authority of Committees.............11


                                 ARTICLE IV

                                  OFFICERS


      SECTION 1.    Titles and Qualifications...................12
      SECTION 2.    Appointment.................................12
      SECTION 3.    Terms of Office.............................13
      SECTION 4.    Duties, Fidelity Bond.......................13
      SECTION 5.    The Chairman of the Board...................13
      SECTION 6.    The President...............................13
      SECTION 7.    The Vice Chairmen...........................13
      SECTION 8.    Executive Officers..........................14
      SECTION 9.    Senior Officers.............................14
      SECTION 10.   The Cashier and the Secretary of the Board
                    of Directors................................14
      SECTION 11.   Assistant Cashiers and Assistant
                    Secretaries.................................14
      SECTION 12.   The Authorized Officers.....................15
      SECTION 13.   Other Officers..............................15
      SECTION 14.   Resignation.................................15
      SECTION 15.   Designated Officer..........................15


                                  ARTICLE V

       CONVEYANCE OF REAL PROPERTY, TRANSFER OF PERSONAL PROPERTY, AND
          EXECUTION AND DELIVERY OF DEEDS, LEASES, CONTRACTS, ETC.

                                 ARTICLE VI

                  STOCK CERTIFICATES AND TRANSFER OF STOCK

                                                                     PAGE
                                                                     _____

      SECTION 1.    Certificates of Stock.........................16
      SECTION 2.    Transfer of Stock.............................16


                                 ARTICLE VII

              INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHERS


                                ARTICLE VIII

                                 AMENDMENTS


                                 ARTICLE IX

                             GENERAL PROVISIONS

      SECTION 1.    State Boards..................................17
      SECTION 2.    Voting of Securities..........................18
      SECTION 3.    Powers of Attorney............................18
      SECTION 4.    Minute Book; By-Laws..........................19
      SECTION 5.    Seal..........................................19
      SECTION 6.    Fiscal Year...................................19
      SECTION 7.    Waiver of Notice..............................19


                                  ARTICLE X

                              EMERGENCY BY-LAWS

      SECTION 1.    Effective Period..............................20
      SECTION 2.    Meetings of the Board of Directors............20
      SECTION 3.    Emergency Location of Head Office.............20
      SECTION 4.    Preservation of Continuity of Management......20
      SECTION 5.    Immunity......................................20
      SECTION 6.    Amendments of Emergency By-Laws...............20

                                   BY-LAWS

                                     OF

                  RHODE ISLAND HOSPITAL TRUST NATIONAL BANK



                                  ARTICLE I

                          MEETINGS OF SHAREHOLDERS


      Section 1. Place of Meeting. The principal place of business of the Bank shall be at its Head Office in Providence, Rhode
Island. All meetings of the shareholders of the Bank shall be held at the Head Office of Bank of Boston Corporation (the
"Corporation") in the City of Boston, Suffolk County, Commonwealth of Massachusetts or at such other place as the Board of Directors may designate. If, when any meeting is convened, the presiding officer deems the place designated therefor to be inadequate, he or she may adjourn the meeting for such period of time on the same day as he or she may deem reasonably necessary to permit the meeting to be reconvened at some adequate and convenient place located in the same city. The presiding officer in such event shall announce the adjournment and time and place of reconvening.

      Section 2. Annual Meetings. The regular annual meeting of the shareholders for the election of directors and for the transaction of such other business as properly may come before the meeting shall be held on the fourth Wednesday of April of each year (or, if that day would not be a business day (as hereinafter defined) in the City of Boston, then on the first following such business day), or such other date as determined by the Board of Directors, at eight-thirty in the forenoon unless another hour shall have been designated by the vote of the Board of Directors. If no election of directors is held on either of the days herein designated for the annual meeting of shareholders or any adjournment of such meeting occurs, an election shall be held on some subsequent day within 60 days thereafter and notice thereof shall be given in accordance with the provisions of Section 75 of Title 12 of the United States Code. All elections shall be held in accordance with such regulations as may be prescribed by the Board of Directors, not inconsistent with law and these By-Laws. As used in these By-Laws, the expression "business day" means a day other than a day which, at a particular place, is a public holiday or a day other than a day on which banking institutions at such place are allowed or required, by law or otherwise, to remain closed.

      Section 3. Special Meetings. Except as otherwise provided by law, special meetings of the shareholders may be called for any purpose at any time by the Board of Directors, the Chairman of the Board, the President or by the holder or holders of at least one-tenth of the then outstanding shares.

      Section 4. Notices of Meetings. Except as otherwise provided by law, written notice of the time, place and purpose of each meeting of the shareholders shall be mailed by the Cashier (or any other person authorized to do so by law, the Board of Directors or these By-Laws), by first-class mail, postage prepaid, or delivered at least 10 days before the day on which the meeting is to be held, to each shareholder of record entitled to vote at such meeting at such shareholder's address as shown on the stock books of the Bank. Such further notice shall be given by publication or otherwise as may be required by law or as may be ordered by the Board of Directors. Any such notice may be waived in writing by any shareholder.

      Section 5. Quorum. Except as otherwise provided by law or these By-Laws, all the business of a duly convened meeting of shareholders may be transacted by the shareholders present in person or represented by proxy owning of record a majority of the outstanding shares entitled to vote thereat.

      Section 6. Organization. At every meeting of the shareholders, the Chairman of the Board or the President or, in their absence, any Vice Chairman of the Board or, in the absence of all such officers, a person chosen by majority vote of the shareholders entitled to vote thereat present in person or represented by proxy shall act as chairman; and the Cashier or, in his or her absence, an Assistant Secretary of the Board of Directors or, in their absence, any person present appointed by the chairman shall act as secretary of the meeting.

      Section 7. Voting. Save for the statutory right of shareholders to cumulate their votes for the election of directors as provided in Section 61 of Title 12 of the United States Code, in deciding all questions at meetings of the shareholders, each shareholder, except such shareholders as are prohibited from voting under the provisions of said Section 61, shall be entitled to one vote for each share of stock registered in the name of such shareholder on the books of the Bank. Any vote on stock may be given by the shareholder entitled thereto, either in person or by proxy appointed by an instrument in writing, subscribed by such shareholder or by such shareholder's attorney-in-fact thereunto authorized and delivered to the secretary of the meeting, provided, however, that no officer or employee of the Bank may act as proxy. A proxy shall be valid for only one meeting, to be specified therein, and all adjournments of such meeting. A majority of the votes cast shall decide each matter submitted to the shareholders at any meeting except in cases where a larger vote is required by law. The election of directors at any meeting of the shareholders shall be by ballot. Except as otherwise provided by law or these By-Laws, the vote on any other matter considered at a meeting of the shareholders may be taken by show of hands or by voice vote unless any shareholder present in person or represented by proxy and entitled to vote thereon shall demand a vote by ballot, in which case such vote by ballot shall immediately be taken.

      Section 8. Action Without A Meeting. Any action which may be taken by shareholders may be taken without a meeting if all shareholders entitled to vote on the matter consent to the action by a writing filed with the records of the meetings of shareholders. Any such consent shall be treated for all purposes as a vote at a meeting and may be described as such in any certificate or other document filed with or furnished to any official, governmental agency or other person having dealings with the Bank.

                                 ARTICLE II

                             BOARD OF DIRECTORS


      Section 1. General Powers. The property and business of the Bank shall be managed by the Board of Directors which may exercise all corporate powers of the Bank except such powers as are by law or the Articles of Association or these By-Laws conferred upon or reserved to the shareholders.

      Section 2. Number, Qualification, Election and Term of Office. The number of directors shall not be less than five nor more than twenty-five. Within those limits, the number of directors shall be determined from time to time by vote of a majority of the entire Board or by resolution of the shareholders at any meeting at which directors are to be elected; provided, however, that no director shall be required to vacate office by reason only of a reduction in the number comprising the entire Board of Directors made pursuant to this Section. Each director must during his or her whole term of office have the qualifications prescribed in Section 72 of Title 12 of the United States Code. Except in the case of directors appointed by the Board of Directors to fill vacancies pursuant to Section II of this Article, directors shall be elected by ballot at the regular annual meeting of the shareholders; provided that in the event of failure to hold such meeting or to hold such election at such meeting, such election shall be held within 60 days of the day fixed as prescribed by
Section 75 of Title 12 of the United States Code. Directors, except those appointed by the Board of Directors to fill vacancies, shall be elected as provided in Section 61 of Title 12 of the United States Code. Each director shall hold office until the annual meeting next following the date of his or her election or appointment and until the election and qualification of his or her successor or until his or her earlier resignation, death or disqualification. As used in these By-Laws, the expression "entire Board" means the number of directors in office at a particular time.

      Section 3. Quorum and Manner of Acting. A majority of the number of directors in office shall constitute a quorum for the transaction of business at any meeting, and except as otherwise provided by law or these By-Laws, the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors. Directors shall be deemed present at a meeting when present in person or by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. In the absence of a quorum, a majority of the directors present, or if only two directors are present, either director, or the sole director present, may adjourn any meeting to a day certain or from time to time until a quorum is present. At any adjourned meeting at which a quorum is present any business may be transacted which might have been transacted if the meeting had been held when originally called. A director may not vote or otherwise act by proxy.

      Section 4. Organization Meeting. The Board of Directors elected at any meeting of the shareholders shall meet in the Board Room at the Head Office of the Corporation or such other locations as the Directors shall determine immediately after the final adjournment of such meeting or as soon as practicable (but not more than 30 days) thereafter for purposes of taking the oath prescribed by law, organization, the election of officers for the succeeding year and the transaction of other business.

      Section 5. Regular Meetings. Regular meetings of the Board of Directors (other than the organization meeting of the Board of Directors to be held in April of each year immediately following the annual election of directors) shall be held at such place and at such time, as shall be designated in the notice of meeting given to the directors as provided in these By-Laws. If the day designated for a regular meeting of the Board of Directors would not be a business day (as defined in Section 2 of Article I of these By-Laws) at the place where the meeting is to be held, then the meeting shall be held on such other business day as the Board of Directors may have previously designated, or if no such day shall have been designated, the meeting shall be held on the first business day at such place preceding the date originally designated for such meeting. Any regular meeting of the Board of Directors may be dispensed with by an appropriate vote passed by the Board of Directors at any prior meeting.

      Section 6. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board or the President and shall be called by the Cashier at the written request of three or more directors. A special meeting of the Board of Directors shall be held at such place and time as may be designated in the call of the meeting.

      Section 7. Notices of Meetings. Notice of the time and place of each regular or special meeting of the Board of Directors shall be given to each director at least 48 hours before such meeting if delivered personally or sent by mail or at least 24 hours before such meeting if given by telephone, telex, panafax or other electronic means. Notice by mail shall be deemed to be given when deposited in the post office or a letter box in postage-paid sealed wrappers or when transmitted by telegraph, telex or panafax and addressed separately to each director at his or her address appearing on the records of the Bank. Notices of meetings of the Board of Directors need not include a statement of the business to be transacted thereat unless required by law or these By-Laws. No notice of any adjourned meeting of the Board of Directors need be given other than by announcement at the session of the meeting which is being adjourned. Failure to give any such notice of any meeting, or any irregularity in the notice thereof, shall not invalidate any proceedings taken thereat if a quorum is present and if all absent directors, either before or after the meeting, shall sign a waiver of notice or a consent to the holding of such meeting or an approval of the minutes thereof. All such waivers, consents and approvals shall be filed with the minutes of the meeting to which they relate.

      Section 8. Organization of Meetings. At each meeting of the Board of Directors, the Chairman of the Board or the President or in their absence, any Vice Chairman of the Board, or in the absence of all such officers, a director chosen by a majority of the directors present shall act as chairman. The Cashier or, in his or her absence, any person appointed by the chairman, shall act as secretary of the meeting and keep minutes of the proceedings. The secretary of the meeting need not be sworn.

      Section 9. Order of Business. At all meetings of the Board of Directors, business shall be transacted in the order determined by the chairman of the meeting, subject to approval of the directors present thereat.

      Section 10. Resignation. Any director may resign at any time by giving written notice to the Chairman of the Board, the President or the Cashier. The resignation of any director shall take effect upon its receipt or on any later date specified therein; and unless otherwise specified therein, the acceptance of such resignation shall not be required to make it effective.

      Section 11.   Vacancies      The Board of Directors may act
notwithstanding a vacancy or vacancies in its membership; but if the office of any director becomes vacant by reason of resignation, death or any other circumstance (including a vacancy resulting from an enlargement of the Board of Directors), the remaining directors in office, although more or less than a quorum, by a majority vote of such remaining directors may appoint a successor or one or more additional directors, as the case may be, each of whom shall hold office until the next annual election of directors and until the election and qualification his or her successor, or until his or her earlier resignation, death or disqualification.

      Section 12. Fees and Expenses of Directors. Each director who is not an officer and employee of the Corporation, the Bank or any of their respective affiliates may be paid such fees for his or her services and for attendance at meetings of the Board of Directors or of any committee thereof as the Board of Directors may determine from time to time to be appropriate. Such fees may be payable currently or on a deferred basis. In addition, each such director shall be entitled to reimbursement for reasonable expenses incurred by him or her in order to attend meetings of the Board of Directors and committees thereof or otherwise in connection with the performance of his or her duties as a director.

      Section 13. Validity of Acts of Directors. All action taken by any meeting of the Board of Directors or a committee of the directors or by any person acting as a director shall, notwithstanding that it shall afterwards be discovered that there was some defect in the election or appointment or continuance in office of any such director or person acting as a director, or that they or any of them were disqualified, or had vacated office, or were not entitled to vote in relation to the matter acting upon, be as valid as if every such person had been duly elected or appointed, had duly continued in office and was qualified to be a director and entitled to vote on such matter.

      Section 14. Action by Directors Without a Meeting. Unless otherwise restricted by the Articles of Association or these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if a written consent thereto is signed by all members of the Board of Directors or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board of Directors or of such committee. Any such consent shall be treated for all purposes as a vote duly adopted by the Board of Directors or such committee at a meeting and may be described as such in any certificate or other document filed with or furnished to any public official, governmental agency or other person having dealings with the Bank.

      Section 15. Transactions With the Bank. No contract or other transaction between the Bank and one or more of its directors or between the Bank or any other corporation, partnership, voluntary association, trust or other organization of which any of its directors is a director or officer or in which he or she has any financial interest shall be void or voidable for this reason or because any such director is present at or participates in the meeting of the Board of Directors or of the committee thereof which authorizes the contract or transactions or because his or her vote is counted for such purpose (a) if the material facts as to the contract or transaction and as to his or her relationship or interest are disclosed to the Board of Directors or such committee and the Board of Directors or such committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of disinterested directors even though the disinterested directors be less than a quorum or (b) if the material facts as to the contract or transaction and as to his or her relationship or interest are disclosed or are known to the shareholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by vote of the shareholders or (c) if the contract or transaction is fair and reasonable as to the Bank as of the time it is authorized, approved or ratified by the Board of Directors, such committee or the shareholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee thereof which authorizes the contract or transaction.

                                 ARTICLE III

                                 COMMITTEES

      Section 1. Executive Committee. There shall be an Executive Committee composed of not less than two and not more than seven directors which shall include the Chairman of the Board, the President and such number of other directors, as the Board of Directors may appoint from time to time by resolution passed by the vote of a majority of the entire Board. The Board of Directors may also, from time to time, by similar resolution, appoint one or more alternate members of the Executive Committee who may attend and act in the place of any absent or disqualified member or members of the Executive Committee at any meeting thereof. Subject to the provisions of Section 6 of this Article III, the term of office of any appointed member or alternate member of the Executive Committee shall expire on the date specified in the resolution of appointment or any earlier date on which he or she ceases to be a director.
Any director who has served as a member or alternate member of the Executive Committee shall be eligible for reappointment to a new term of office on the Committee.

      During the intervals between meetings of the Board of Directors, the Executive Committee, unless expressly provided otherwise by law or these By-laws, shall have and may exercise all the authority of the Board of Directors, except that it shall not be entitled to

      (i)           change the principal office of the Bank;

      (ii) amend or repeal these By-Laws or to adopt new by-laws;

      (iii)         issue stock;

      (iv) establish and designate series of stock or to fix and determine the relative rights and preferences of any series of stock;

      (v) elect officers required by law to be elected by the shareholders or directors or to fill vacancies in any such offices;

      (vi) change the number of the Board of Directors or to fill vacancies in the Board of Directors;

      (vii) fix the remuneration of any director for serving on the Board of Directors or any Committee thereof or for services to the Bank in any other capacity; or

      (viii) authorize the payment of any dividend or distribution to shareholders.

      The action taken by the Executive Committee at each meeting shall be reported to the Board of Directors and shall be subject to alteration or repeal by the latter, provided that no alteration or repeal by the Board of Directors of action taken by the Executive Committee shall prejudice the rights or acts of any third person.

      The Executive Committee may hold meetings at such times and places and upon such notice as it may from time to time determine. Other meetings of the Executive Committee may be called at any time by the Chairman of the Board or by the President or by any two members of the Executive Committee or by the Secretary of the Board of Directors at the written request of the person or persons entitled to call such a meeting.

      Section 2.  Audit Committee.  There shall be an Audit
Committee composed of such number of directors (not less than two) and such additional non-directors as the Board of Directors, by resolution passed by the vote of a majority of the entire Board, may appoint.

      The duties of the Audit Committee shall be

            (a) at least once in each calendar year and within 15 months of the last occasion, to make, or cause to be made by independent accountants recommended by the Committee, approved by the Board of Directors and responsible only to the Board of Directors, a suitable examination and evaluation of the practices and internal accounting, operating and administrative controls being employed by the Bank in the performance of its fiduciary functions in order to ascertain, since the last such review and evaluation, whether such fiduciary functions have been administered in accordance with applicable law and rules and regulations thereunder and sound fiduciary principles;

            (b) to make, or cause to be made by the independent accountants, such other examinations or audits of the affairs and operations of the Bank or of any one or more of its subsidiaries, of such scope, with such objects and at such times or intervals as the Committee may determine in its discretion or as may be ordered by the Board of Directors or the Executive Committee;

            (c) to submit to the Board of Directors as soon as may be convenient following the conclusion of each examination or audit made by or at the direction of the Committee, a written report relative thereto; and

            (d) to oversee the activities of the Bank's auditor and his or her staff.

      A notation with respect to each report made to the Board of Directors by the Audit Committee and of the action taken thereon by the Board of Directors shall be made in the minutes of the latter.

      Section 3. Trust Committee. The Board of Directors shall appoint a Trust Committee composed of not less than one director and one officer of the Bank, and of such additional members who are officers of the Corporation or its subsidiaries or are members of the Bank's State Board, or both, as the Board of Directors may determine.

      The functions of the Trust Committee shall be

            (a) to review and approve all general policies pertaining to the exercise of fiduciary powers by the Bank and to oversee the exercise of the fiduciary powers and policies of the Bank;

            (b) to discharge any other duties or responsibilities specifically delegated to the Committee by the Board of Directors; and

            (c) to make written reports to the Board of Directors from time to time of its findings and recommendations.

      In order to assist in the administration of fiduciary powers, the Trust Committee may from time to time appoint or revoke the appointment of one or more committees responsible only to the Trust Committee composed of one or more directors or officers of the Bank, the Corporation or its subsidiaries or members of the Bank's State Board or both. Any such committee shall perform such functions as the Trust Committee may assign to it.

      Section 4. Community Investment Committee. The Board of Directors may from time to time appoint a Community Investment Committee composed of not less than two directors and such other non-directors who are officers of the Bank, the Corporation or its subsidiaries, or who are members of the Bank's State Board, as the Board of Directors may determine.

      The duties of the Committee shall be from time to time to review the policies established by the Bank relating to the discharge by the Bank of its responsibilities under the Community Reinvestment Act of 1977 (Section 2901 et seq. of Title 12 of the United States Code) and regulations thereunder, or any other applicable Federal or state law or regulations thereunder relating to substantially the same subject as the said Community Reinvestment Act of 1977, and to evaluate such policies and the measures being taken by the Bank to implement them and any related matters and to make reports to the Board of Directors from time to time of its findings and recommendations.

      Section 5. Other Committees. The Board of Directors may, from time to time, by resolution passed by the vote of a majority of the entire Board, constitute such other standing or special committees made up of such directors, officers or other persons as it deems desirable and may dissolve any such committee by like resolution at its pleasure. Each such committee shall have such authority and perform such duties not inconsistent with law and these By-Laws as may be assigned to it by the Board of Directors. Vacancies in any such committee shall be filled by resolution passed by the vote of a majority of the entire Board. No such committee shall be granted or shall exercise any authority which shall have been delegated to another committee by these By-Laws or by resolution of the Board of Directors or which, in the absence of such delegation, could not be exercised by the Executive Committee.

      Section 6. Changes in Committee Membership and Filling of Vacancies. The Board of Directors by resolution passed by the vote of a majority of the entire Board may at any time or from time to time (a) increase or reduce the number of members of any committee, within any applicable limits imposed by these By-Laws, (b) remove any member (except a member ex officio) from any committee, (c) appoint a director or other eligible person to fill a vacancy in, or to be an additional member of, any committee, and (d) discharge any committee except a standing committee established pursuant to
Section 2 through 4 of this Article III.

      Section 7. Records of Committee Action and Board of Directors' Approval. Each committee appointed by the Board of Directors shall keep a record of its acts and proceedings which shall be open for inspection at any time by any director. Such records shall be submitted to the Board of Directors at such time or times as may be required by these By-Laws or as may be requested by the Board of Directors. Failure to submit such record, or failure of the Board of Directors to approve any action indicated therein, shall not invalidate any action otherwise lawful, to the extent that it has been carried out by the Bank prior to the time the record of such action was, or should have been, submitted to the Board of Directors as herein provided. The action of the Board of Directors at any meeting with respect to action taken by any standing committee shall be recorded in the minutes of the meeting.

      Section 8. Committee Proceedings. In the absence of specific provisions in these By-Laws or regulations imposed by the Board of Directors, a committee may meet and adjourn and otherwise regulate its meetings as it thinks fit. A committee may appoint a chairman of its meetings if none has been appointed by the Board of Directors or is designated elsewhere in this Article III. If no such chairman has been appointed, or if at any meeting the chairman is not present within five minutes after the time appointed for the holding of the meeting, the members present may choose one of their number to be chairman of the meeting. A quorum for the transaction of business at any meeting of a committee shall be a majority of the fixed number of members thereof for the time being (whether or not any seat is vacant) unless a different rule shall have been adopted by a resolution passed by the vote of a majority of the Board of Directors. A resolution passed by the vote of a majority of the members present at the time of voting if a quorum is present shall be the act of the committee. In the case of an equality of votes the Chairman shall have a second or casting vote. A committee cannot sub-delegate any of its powers or duties within its membership or to any other person or persons unless authorized to do so by the Board of Directors or these By-Laws. Committee members cannot vote by proxy.

      Section 9. Action of Committees Without a Meeting. Any action required or permitted to be taken by a committee of the Board of Directors may be taken without a meeting if all members of the committee consent thereto in writing either before or after the action is taken and the writing or writings evidencing such consent are filed with the minutes of proceedings of such committee. For all purposes of these By-Laws, any such consent shall constitute a resolution duly passed by such committee.

      Section 10. General Authority of Committees. Any committee appointed by the Board of Directors pursuant to this Article III shall be at liberty

            (a) to meet and confer with employees of the Bank, the Corporation and their respective subsidiaries on all matters relating to the work of the Committee which fall within the purview of such employees and to be informed by any of them as to the policies, practices, and controls of the division or department of the Bank or of the subsidiary of the Bank to which he or she is assigned; and

            (b) to examine all reports which are relevant to the work of the Committee (i) made by the Bank or any of its subsidiaries to regulatory authorities and (ii) of examinations of the Bank or any of its subsidiaries made by regulatory authorities.

                                 ARTICLE IV

                                  Officers

      Section 1. Titles and Qualifications. The officers of the Bank shall be a Chairman of the Board, a President, a Cashier, and such other officers, including one or more Vice Chairmen of the Board of Directors, as may be appointed from time to time in accordance with these By-Laws. Except as otherwise provided by law, the duties of any two officers may be discharged by the same person, but the President shall not serve at the same time as Cashier. The Chairman of the Board, the President and each Vice Chairman of the Board must be directors.

      Section 2. Appointment. The Chairman of the Board, the President, any Vice Chairman, Executive Officers and other Senior Officers, including the Cashier, shall be appointed by a majority vote of the entire Board. The Board of Directors, the Chairman of the Board or the President may establish grades of Senior Officers and may prescribe the titles, designations, qualifications and duties of the Senior Officers except as set forth in Section 9 of this Article IV. The Chairman of the Board, the President or each such Senior Officer to whom the Chairman of the Board or the

President has delegated authority by written delegation filed from time to time with the Cashier as a part of the official records of the Bank shall appoint the Authorized Officers of the Bank and shall establish the grades of the Authorized Officers and prescribe the titles, designations, qualifications, and duties of the Authorized Officers so appointed. In addition, there may be from time to time such other officers or agents of the Bank with such titles, designations, qualifications, and duties as the Chairman of the Board, the President or a Senior Officer may see fit to appoint or employ, provided that such Senior Officer is one to whom the Chairman of the Board or the President has delegated the authority to appoint such officers or agents in one or more written delegations filed from time to time with the Cashier as a part of the records of the Bank.

      Section 3. Terms of Office. Each officer or agent of the Bank shall occupy his or her office or continue as such officer or agent only during the pleasure of the Board of Directors or of the officer who appointed him or her or until such officer or agent sooner resigns, retires or dies except that the Board of Directors, the Chairman of the Board or the President may delegate to one or more of the Senior Officers of the Bank the authority to vary or terminate the term of office of an officer or agent of the Bank. The delegation of authority to vary or terminate the term of office of an officer or agent shall be effected by or in accordance with the terms of a resolution of the Board of Directors.

      Section 4. Duties; Fidelity Bond. The duties and authority of each officer, employee or other agent of the Bank, other than as set forth in these By-Laws, shall be prescribed, and may be varied from time to time, by the body or officer of the Bank which appointed or employed him or her. Each officer and employee of the Bank shall be covered by a bond or fidelity insurance approved by the Board of Directors and conditioned for the honest discharge of his or her duties as such officer or employee. Such bonds or insurance may be in individual, schedule or blanket form and the premiums therefor shall be paid by the Bank.

      Section 5. The Chairman of the Board. The Chairman of the Board shall when present, preside at all meetings of the Board of Directors and of the shareholders. He or she shall have such powers and duties as usually are incident to the Office of him or her by law, the Articles of Association and these By-Laws, or as may be assigned by the Board of Directors. The Chairman of the Board shall be a member of the Executive Committee.

      Section 6. The President. Except when the Chairman of the Board is serving as such, the President shall preside at all meetings of the Board of Directors and the shareholders. The President shall be subject to the direction of the Board of Directors and of the Chairman of the Board under whose direct supervision he or she shall be. The President shall perform such duties as may be imposed on him or her by law, the Articles of Association and these By-Laws or as may be assigned to him or her by the Board of Directors or the Chairman of the Board. He or she shall have such other powers and duties as are usually incident to the Office of President. The President shall be a member of the Executive Committee.

      Section 7. The Vice Chairmen. Each Vice Chairman shall perform the duties imposed upon him or her by these By-Laws or assigned to him or her by the Board of Directors, the Executive Committee, the Chairman of the Board or the President. The Vice Chairmen shall be senior in rank to the Senior Officers other than the Chairman of the Board and the President. In the absence of the Chairman of the Board and the President, a Vice Chairman of the Board of Directors, if one is in office, shall preside at all meetings of the shareholders, of the Board of Directors, and of the Executive Committee held during such absence.

      Section 8. Executive Officers. The Board of Directors may designate from time to time certain officers, including the President, the Vice Chairmen or other persons as the Executive
Officers of the Bank. Executive Officers shall be charged with the major policy-making functions of the Bank.

      Section 9. Senior Officers. The Chairman of the Board, the President, the Vice Chairmen, the Cashier, and such other officers as may from time to time be designated as Senior Officers by the Board of Directors shall be the Senior Officers. Each Senior Officer shall perform the duties imposed on him or he by these By-Laws and such duties as may be assigned to him or her by the Board of Directors, the Executive Committee, the Chairman of the Board, the President or the Senior Officer to whom he or she reports.
Each Senior Officer shall bear such title as the Board of Directors, the Chairman of the Board or the President may from time to time prescribe.

      Section 10. The Cashier and the Secretary of the Board of Directors. The Cashier shall be the principal recording officer of the Bank. The Cashier shall be ex officio, the Secretary of the Board of Directors and of the Executive Committee and of the Audit Committee. The Cashier shall attend and keep minutes of the proceedings at all meetings of the shareholders, the Board of Directors, the Executive Committee and the Audit Committee and of each other committee appointed by the Board of Directors which shall not have appointed any other person to serve as its secretary. As required by law, these By-Laws, the Board of Directors or the Executive Committee, the Cashier shall give or cause to be given notice to the shareholders of each annual and special meeting and to the directors of each regular and special meeting of the Board of Directors, except the organization meeting held immediately after the regular annual meeting of the shareholders. The Cashier shall have charge of the corporate seal and minute books of the Bank and of such other corporate records, books and papers as the Board of Directors or the Executive Committee may order to be kept in his or her custody or under his or her control. The Cashier shall have authority to affix the seal of the Bank to all instruments executed under seal and to attest thereto. The Cashier shall perform such other duties as may be imposed upon him or her by law, the Articles of Association, these By-Laws, the Board of Directors, any Committee thereof or the Chairman of the Board, under whose direct supervision he or she shall be. The Cashier shall be a Senior Officer of the Bank. A vacancy occurring in the office of Cashier shall be filled promptly by the Board of Directors.

      Section 11. Assistant Cashiers and Assistant Secretaries. Each Assistant Cashier and Assistant Secretary shall perform such duties as may be assigned to him or her by the Board of Directors, the Chairman of the Board, the President or the Cashier, and shall have the authority to affix the seal of the Bank to all instruments executed under seal and to attest thereto.

      Section 12. The Authorized Officers. Each Authorized Officer shall bear such title as may be conferred on him or her from time to time by the Chairman of the Board, the President or the Senior Officer appointing him or her and shall perform the duties imposed upon him or her by these By-Laws or assigned to him or her by the Board of Directors, the Executive Committee, the Chairman of the Board, the President, the Senior Officer appointing him or her or the officer to whom he or she reports.

      Section 13. Other Officers. The Board of Directors may appoint such additional officers as from time to time may appear to the Board of Directors to be required or desirable to transact the business of the Association. Such officers shall respectively exercise such powers and perform such duties as pertain to their several offices, or as may be conferred upon or assigned to them by the Board of Directors, the Chairman of the Board, or the President. Assistant Secretaries shall have and exercise such powers and perform such duties assigned to the Secretary under these By-Laws. Special Assistant Secretaries, if there be any, shall have and exercise the power to sign and countersign and the powers of certification and authentication of certificates of stock where the Bank acts as Transfer Agent or Registrar.

      Section 14. Resignation. Any officer may resign at any time by giving written notice to the Chairman of the Board, the President, the Cashier or to the Senior Officer to whom he or she reports. The resignation of any officer shall take effect upon its receipt or on any later date specified therein; and unless otherwise specified therein, the acceptance of such resignation shall not be required to make it effective.

      Section 15. Designated Officer. The term designated officer of the Bank, whenever it appears in a resolution or vote of the Board of Directors of the Bank, shall refer to any one of the Chairman of the Board, the President, any Vice Chairman of the Board, any Senior Officer, the Cashier, and any Authorized Officer unless the resolution or vote of the Board of Directors otherwise provides.




                                  ARTICLE V

              CONVEYANCE OF REAL PROPERTY, TRANSFER OF PERSONAL
      PROPERTY, AND EXECUTION AND DELIVERY OF DEEDS, LEASES, CONTRACTS,
ETC.

      Authority to convey real property, transfer personal property, sign, execute and deliver deeds, leases, contracts, notes, negotiable instruments, agreements and all other written instruments and documents for and on behalf of this Bank, other than as set forth in these By-Laws or as prescribed by law, shall be prescribed by resolutions adopted by the Board of Directors of the Bank from time to time.

                                 ARTICLE VI

                  STOCK CERTIFICATES AND TRANSFER OF STOCK

      Section 1. Certificates of Stock. Certificates for shares of the Capital Stock of the Bank shall be in such form as shall be approved by the Board of Directors. They shall be numbered consecutively and entered in the stock record book of the Bank as they are issued. They shall be signed by the Chairman of the Board or the President and by the Cashier or an Assistant Cashier of the Bank and shall be sealed with its corporate seal. The seal may be a facsimile. Where a stock certificate is manually countersigned by a transfer agent other than the Bank or its employee and by a registrar other than the Bank or its employee, the signature thereon of any officer of the Bank may be a facsimile. In case any person who, as officer, transfer agent or registrar, shall have signed, or whose facsimile signature shall have been placed on, a stock certificate shall have ceased to be such officer, transfer agent or registrar before such certificate shall have been delivered by the Bank, such certificate may nevertheless be delivered with the same effect as though such person had not ceased to be such officer, transfer agent or registrar. Each certificate shall recite on its face that it is transferable only on the books of the Bank and shall meet the requirements of the laws of the United States. The stock record book and blank stock certificates shall be kept in the custody and under the control of the Cashier or of any other officer or agent designated by the Board of Directors or the Executive Committee.

      Section 2. Transfer of Stock. Transfer of shares of the Capital Stock of the Bank shall be made only on the books of the Bank subject to the restrictions and provisions of the laws of the United States, and a transfer book shall be provided in which all assignments and transfers of shares of the Capital Stock of the Bank shall be made.





                                 ARTICLE VII

              INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHERS

      Indemnification of the Directors and officers against judgments, fines, settlement payments and expenses paid or incurred in connection with any claim, action, suit or proceeding, civil, criminal, administrative or investigative, to which he may be made a party of with which he may be threatened by reason of his being or having been a director or officer of the Corporation of any of subsidiaries shall be as provided in the By-Laws of Bank of Boston Corporation, the sole stockholder of the Corporation.

                                ARTICLE VIII

                                 AMENDMENTS

      Except as otherwise provided in Article X hereof, these By-Laws may be repealed or amended, or new by-laws may be adopted by resolution passed by the vote of a majority of the entire Board at any regular or special meeting of the Board of Directors, provided that notice of the proposal to repeal or amend these By-Laws or to adopt new by-laws was included in the notice of the meeting at which action on such proposal is taken.

                                 ARTICLE IX

                             GENERAL PROVISIONS

      Section 1. State Boards. Whenever, in the opinion of the Board of Directors, it shall be advisable to have a state board for the Bank, or any division or department of the Bank or for any branch or branches of the Bank, the Board of Directors may, by resolution passed by the vote of a majority of the entire Board, establish such a state board to have such advisory powers and duties as may be fixed by the Board of Directors. The Board of Directors, the Chairman of the Board or the President shall have the power to appoint and to change the membership of any such state board at any time and fill vacancies therein. The Board of Directors shall have the power to discontinue the existence of any such state board at any time. Members of any state board who are not officers or employees of the Bank, the Corporation or any of their respective subsidiaries or affiliates shall be paid such compensation for services on such board as the Board of Directors, the Chairman of the Board or the President may fix from time to time. In addition, each such member shall be entitled to reimbursement for reasonable expenses incurred by him or her to attend meetings of such a state board or otherwise in connection with the performance of his or her duties thereon.

      Section 2. Voting of Securities. Unless otherwise ordered by the Board of Directors, the Chairman of the Board, the President, each Vice Chairman of the Board, each Senior Officer, each Authorized Officer, and the Cashier, each acting alone, shall have authority on behalf of the Bank (a) to attend and act and vote in person for the Bank, and as its duly appointed agent and attorney-in-fact, at any meeting of the holders of securities or creditors of any person (as herein defined) any securities of which are owned or held with power to vote by the Bank or any indebtedness of which is owed to the Bank, (b) by an instrument in writing, to appoint a proxy or proxies to attend and act and vote for the Bank at any such meeting and (c) to execute and deliver in the name and on behalf of the Bank any notice, demand, protest, receipt, consent or waiver by the Bank as a holder of securities or a creditor of any person. Each officer named in this Section and each person designated by any such officer as a proxy for the Bank shall have and may exercise at any such meeting for and on behalf of the Bank any and all rights and powers incident to the ownership of such securities or indebtedness which an owner would have if personally present.

      As used in this Section and in Section 3 of this Article IX, the word "person" includes a natural person, a corporation, a company, a partnership, a voluntary association, a proprietorship, a trust, an estate, a government (national, state, regional or local) or a department or agency thereof, and any other form of legal entity or business organization however denominated and wherever formed or existing.

      Section 3. Powers of Attorney. The Chairman of the Board, the President, each Vice Chairman of the Board, any Executive Vice President or any Senior Officer may from time to time and at any time by power of attorney appoint any person (as herein defined) or persons to be the attorney or attorneys of the Bank for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board of Directors) and for such period and subject to such conditions as the officer making such appointment may think fit; and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with such attorney or attorneys as the officer making such appointment may think fit and may also authorize any such attorney to appoint a substitute or substitutes and to delegate all or any of the powers, authorities and discretions vested in any such attorney or attorneys, except such power of substitution (without prejudice to the power of such attorney or attorneys to exercise concurrently any of the powers delegated and to revoke or vary any such appointment). The Chairman of the Board, the President, a Vice Chairman of the Board, or any Senior Officer may at any time revoke any power of attorney executed by any of those officers then or formerly in office, provided that no such revocation shall invalidate any act performed by the attorney or attorneys (or any substitute or substitutes appointed thereunder) in the exercise of the powers conferred hereby between the revocation thereof and the time such revocation becomes known to the attorney or attorneys, or to any such substitute or substitutes, and any such power of attorney shall at all times be conclusively binding on the Bank and its successors in favor of those parties who have not received notice of the revocation thereof.

      Section 4. Minute Book; By-Laws. The organization papers of the Bank, the Articles of Association, the returns of the judges of election and the proceedings of all regular and special meetings of the shareholders and of the Board of Directors and of committees appointed by the Board of Directors shall be recorded in appropriate minute books kept in the custody and under the control of the Cashier. The minutes of each such meeting shall be signed by the Cashier or other person appointed to act as secretary of the meeting. The By-Laws of this Bank and all amendments thereto shall be kept by the Cashier in a special book entitled "By-Laws of Rhode Island Hospital Trust National Bank" and shall be open to inspection by any shareholder during banking hours.

      Section 5. Seal. The seal of the Bank shall be substantially in the following form:

                    [SEAL]


      The seal of the Bank may be affixed to any document executed in the name of the Bank either by impression or, when authorized by these By-Laws or by resolution of the Board of Directors or the Executive Committee, by imprinting, stamping or otherwise producing thereof a facsimile, and may be attested by the Cashier or any Assistant Cashier or any Assistant Secretary of the Board of Directors.

      Section 6. Fiscal Year. The fiscal year of the Bank shall be coincident with the calendar year.

      Section 7. Waiver of Notice. Whenever any notice whatever is required to be given by law or by these By-Laws or the Articles of Association, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. The presence of any director at any regular or special meeting of the Board of Directors or of any standing or special committee of directors shall constitute waiver of notice thereof.




                                  ARTICLE X

                              EMERGENCY BY-LAWS

      Section 1. Effective Period. The emergency by-laws set forth in this Article X shall be effective only during the continuance of a national emergency proclaimed by the President of the United States of America or by other governmental authority following an attack on the United States of America or another catastrophic event as a result of which a regular quorum of the Board of Directors or of the Executive Committee cannot be convened readily. During any such emergency, the provisions of this Article X shall supersede any different provisions contained in the preceding Articles of these By-Laws.

      Section 2. Meetings of the Board of Directors. During any such emergency, a meeting of the Board of Directors may be called by any director or officer who deems it necessary. The meeting shall be held at such time or place as the person calling the meeting may specify in giving notice thereof. Such notice may be given in writing or orally and by such means of communication (including announcement by radio) as in the judgment of the person giving the same are then feasible to reach as many of the directors as it is reasonably possible to reach under the prevailing circumstances. Three directors shall constitute a quorum for the transaction of business at any such meeting.

      Section 3. Emergency Location of Head Office. With effect during any such emergency, the Board of Directors may change the location of the Head Office of the Bank or designate one or more alternative locations or authorize one or more officers to do so.

      Section 4. Preservation of Continuity of Management. In order to preserve continuity of management of the Bank during any such emergency, the Board of Directors may provide and from time to time change lines of succession in management in the event that during any such emergency any or all of the officers of the rank of Senior Officer or higher shall die or be missing or for any reason be rendered incapable of discharging his or her or their respective duties.

      Section 5. Immunity. No director, officer or employee of the Bank acting in accordance with these emergency by-laws shall be liable for any act or omission except willful misconduct.

      Section 6. Amendments of Emergency By-Laws. The provisions of this article X can be amended or repealed during any emergency by resolution of the directors or the shareholders by no such amendment or repeal shall prejudice any rights or immunities acquired by any director, officer or employee under Section 5 of this Article X in respect of action taken or omitted by him or her prior to such amendment or repeal. Any such amendment may make such further or different provisions as may be deemed to be practical and necessary to deal with the circumstances of the emergency.

                                    NOTES

      In answering any item in this Statement of Eligibility and Qualification which relates to matters peculiarly within the knowledge of the obligor or any underwriter for the obligor, the trustee has relied upon information furnished to it by the obligor and the underwriters, and the trustee disclaims responsibility for the accuracy or completeness of such information.

      The answer furnished to Item 2 of this Statement will be amended, if necessary, to reflect any facts which differ from those stated and which would have been required to be stated if known at the date hereof.

                                  SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, Rhode Island Hospital Trust National Bank, a national banking association organized and existing under the laws of The United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the city of Providence and State of Rhode Island, on the 13th day of June, 1995.


                             RHODE ISLAND HOSPITAL TRUST NATIONAL BANK,
                                                                Trustee

                                   By: s/ Mark Nelson

                                      Mark Nelson
                                      Vice President


                                  EXHIBIT 5

                             CONSENT OF TRUSTEE

      Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issue of The Narragansett Electric Company of its First Mortgage Bonds, Series
 ,     %, due, we hereby consent that reports of examinations by
Federal, State, Territorial, or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.




                             RHODE ISLAND HOSPITAL TRUST NATIONAL BANK,
                                                                Trustee


                                   By: s/ Mark Nelson

                                      Mark Nelson
                                      Vice President

      In answering any item in this Statement of Eligibility and Qualification which relates to matters peculiarly within the knowledge of the obligor or any underwriter for the obligor, the trustee has relied upon information furnished to it by the obligor and the underwriters, and the trustee disclaims responsibility for the accuracy or completeness of such information.

      The answer furnished to Item 2 of this statement will be amended, if necessary, to reflect any facts which differ from those stated and which would have been required to be stated if known at the date hereof.

                                  SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, Rhode Island Hospital Trust National Bank, a national banking association organized and existing under the laws of The United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Providence and State of Rhode Island, on the 13th day of June 1995.

            RHODE ISLAND HOSPITAL TRUST NATIONAL BANK,
                                   Trustee

                s/ Mark Nelson
            By  _______________________________________
                Mark Nelson
                Vice President

                                  EXHIBIT 6

                             CONSENT OF TRUSTEE

      Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issue of The Narragansett Electric Company of its First Mortgage Bonds, Series
,    __ % due _______, we hereby consent that reports of
examinations by Federal, State, Territorial, or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

            RHODE ISLAND HOSPITAL TRUST NATIONAL BANK,
                                   Trustee

                s/ Mark Nelson
            By  _______________________________________
                Mark Nelson
                Vice President

June 13, 1995

                                  EXHIBIT 7

Consolidated Report of Condition, including Domestic and Foreign
Subsidiaries of Rhode Island Hospital Trust National Bank.

In the Commonwealth of Massachusetts, at the close of business on March 31, 1995. Published is response to call made by Comptroller of the Currency, under Title 12, United States Code, Section 161.

                                                                  Dollar
                                                                  Amounts
                                                                    in
                                                                 Thousands
                                                                 ---------

ASSETS
- ------

1.   Cash and balances due from depository institutions
     (from Schedule RC-A):  Noninterest-bearing balances
     and currency and coin (1).........................            $167,520
            Interest-bearing balances (2)...............              2,916

2.   Securities
     a.     Held- to- maturity securities
            (from Schedule RC-B, column A)..............              4,832
     b.     Available-for sale securities
            (from Schedule Rc-B, column D)..............            194,995

3.   Federal funds sold and securities purchased under
     agreements to resell:
     Federal funds sold................................             170,700
     Securities purchased under agreements to resell...                   0

4.   Loans and lease financing receivables:
     a.  Loans and leases, net of unearned income
         (from Schedule RC-C)..........................           2,048,727
     b.  LESS: Allowance for loan and lease losses.....              30,000
     c.  LESS:  Allocated transfer risk reserve........                   0
         Allowance, and reserve (item 4.a minus 4.b               ---------
             and 4.c)...................................          2,018,727

5.   Tracing assets (from Schedule RC-D)...............

6.   Premises are fixed assets
     (including capitalized leases)....................              48,173

_____________

(1) Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.

7.   Other real estate owned
     (from Schedule RC-M...............................               2,467

8.   Investments in unconsolidated subsidiaries and
     associated companies (from Schedule RC-M).........

9.   Customers' liability to this bank on acceptances
    outstanding.......................................                1,232

10.  Intangible assets (from Schedule RC-M)............

11.  Other assets (from Schedule RC-F).................             230,168
                                                              ----------

12.  Total Assets (summed items 1 through 11)..........          $2,841,730
                                                                 ==========



                                 LIABILITIES
                                 -----------

13.  Deposits:
     a. In domestic offices (SJ of totals of
        columns A and C from Schedule RC-E)............          $2,360,169
               (1)  Noninterest-bearing (1).............            330,793
               (2)  Interest-bearing ...................          2,029,376
     b. In foreign offices, Edge and Agreement
        subsidiaries, and IBF's
         (1)  Noninterest-bearing.....................
         (2)  Interest-bearing........................

14.  Federal funds purchases and securities sold under
     agreements to repurchase:
     a.  Federal funds purchased.......................             103,754
     b.  Securities sold under agreements to
         repurchase....................................              18,733

15.  a.  Demand notes issued to the U.S. Treasury......              14,963
     b. Tracing liabilities (from Schedule RC-D).......

16.  Other borrowed money:.............................
     a  With original maturity of one year or less.....
     b  With original maturity of more than one year...               9,500

17.  Mortgage indebtedness and obligations under
     capitalized leases................................                 275

18.  Bank's liability on acceptances executed and
     outstanding.......................................               1,232

19.  Subordinated notes and debentures.................

20.  Other liabilities (from Schedule RC-G)............              37,387
                                                                 ----------

21.  Total Liabilities (sum of items 13 through 20)....          $2,546,013

22.  Limited-life preferred stock and related surplus..                   0


                               EQUITY CAPITAL
                               --------------

23.  Perpetual preferred stock and related surplus.....            $      0

24.  Common stock......................................              10,200

25.  Surplus (exclude all surplus related to preferred
     stock)............................................              36,449

26.  a. Undivided profits and capital reserves.........             248,142

27.  Cumulative foreign currency translation
     adjustments.......................................
                                                                   --------

28.  Total equity capital (total of items 23 through
     27)...............................................            $295,717

29.  Total Liabilities, Limited-life preferred stock,
     and equity capital (sum of items 21, 22, and
     28)...............................................          $2,841,730
                                                                 ==========

     I, James H. Waterman, Jr., Senior Vice President of the above-named bank, do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                           James H. Waterman, Jr.

                                        April 28, 1995

     We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                    Thomas Holliston
                    Edward Dolan
                    Fred C. Lohrum
                              Directors

                                        April 28, 1995